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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 26, 2001
                                                    ----------------------------

                       Designer & Decorator House, Inc.
                       -------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     0-9798                  95-2930683
-----------------------------   ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
Of incorporation)                                          Identification No.)


5720 South Arville Street, Suite 106, Las Vegas, Nevada             89118
-------------------------------------------------------         --------------
     ( Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code           (702) 320-9610
                                                        -----------------------


                           World Collectibles, Inc.
                           ------------------------

         (Former name or former address, if changed since last report)


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     Effective March 26, 2001, Hollander, Lumer & Co. LLP ("HLC") resigned as the independent accountants of Designer & Decorator House, Inc., a Delaware corporation (the "Company"). Effective March 26, 2001, the Company engaged Good Swartz Brown & Berns LLP ("GSBB") as the Company's new independant accountants. The retention of GSBB was approved by the Company's board of directors.

     Prior to the engagement of GSBB, neither the Company, nor anyone acting on its behalf consulted with GSBB regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's

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financial statements, or any matter that was the subject of a disagreement or event as defined in Item 304 (a) (1) ) (iv) of regulation S-B.

     HLC audited the Company's financial statements for the fiscal years ended February 28, 1999 and February 28, 2000. HLC's reports for these fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified as to audit scope or accounting principles. However, HLC's reports for these fiscal years were modified as to uncertainty with respect to the Company's ability to continue as a going concern.

     During the period from March 1, 2000 to February 28, 2001 and the period from March 1, 2001 to March 26, 2001, there were no disagreements with either HLC or GSBB on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of HLC and GSBB, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304 (a) (1) (iv) (B) of Regulation S-B during such periods.

     The Company has provided GSBB with a copy of the disclosures it is making herein in response to Item 304 (a) of regulation S-B, and has requested that GSBB provide its response letter, addressed to the United States Securities Exchange Commission, pursuant to Item 304 (a) (3) of regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of GSBB's letter is attached as an exhibit to this current report on Form 8-K.

     The Company has provided GSBB with a copy of the disclosures it is making in response to Item 304 (a) (2) of Regulation S-B, and GSBB has indicated that no response letter will be forthcoming.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     c.   Exhibits:


     Exhibit
     -------
     Number    Description
     ------    -----------

     16.1 Letter from Good Swartz Brown & Berns LLP addressed to the United States Securities and Exchange Commission.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            /s/ Brad Smith
                                       -----------------------------------------
                                             Brad Smith, President

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